UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                             ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 5, 2006

                             WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

             Nevada                       000-50028             46-0484987
 (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
         incorporation)                                     Identification No.)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                   89109
(Address of principal executive offices of each registrant)    (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events.

Wynn Resorts, Limited issued a press release on March 5, 2006 announcing that Publishing and Broadcasting Limited ("PBL") had signed an agreement to purchase a subconcession from Wynn Resorts, Limited in the Macau Special Administrative Region ("SAR") of the People's Republic of China for $900 million. The subconcession will allow PBL to own and operate hotel casino resorts in Macau SAR.. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits:

            Exhibit
            Number           Description
            -------          -----------

            99.1             Press release, dated March 5, 2006, of Wynn
                             Resorts, Limited.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2006

                                         Wynn Resorts, Limited


                                         By:  /s/ John Strzemp
                                             --------------------------------
                                              John Strzemp
                                              Chief Financial Officer